Exhibit 99.1

                                                                 [Celanese logo]















Extraordinary General Meeting of Celanese AG on July 30, 2004

Dear Shareholder:

You are cordially invited to attend our Extraordinary General Meeting on Friday, July 30, 2004, at 10:00 a.m., at Luise-Albertz-Halle, Duppelstrasse 1, 46046 Oberhausen, Germany. If the agenda is not dealt with in full on this date, the Extraordinary General Meeting will continue at 10:00 a.m. on Saturday, July 31, 2004 at the same location.


Enclosed please find the documents relating to our Extraordinary General Meeting. You may vote by Internet or by completing the enclosed Reply Form. If you cannot attend the General Meeting personally, we offer you the possibility, for the exercise of your voting rights, of giving your power of attorney to the corporate proxies and letting them have your voting instructions.


However, you are strongly advised to read the notice made in accordance with U.S. securities laws and the notice to holders of ordinary shares in the United States on page 13 of the enclosed invitation to the Extraordinary General Meeting.


Sincerely,



/s/ Claudio Sonder

Claudio Sonder
Chairman of the Board of Management




Please note: The reverse side of this letter contains important information regarding the request process.


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
Chairman of Supervisory Board: Bernd Thiemann o Board of Management: Claudio Sonder, Chairman;           Celanese AG
David N. Weidman (Vice-Chairman), Lyndon Cole, Andreas Pohlmann, Perry W. Premdas                        Frankfurter Strabe 111
Registered place of business: Kronberg im Taunus o Commercial register: Konigstein im Taunus, HRB 5277   61476 Kronberg im Taunus
                                                                                                         www.celanese.com
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


Important notice

Your request must reach us by Tuesday, July 27, 2004, at the latest. You may vote either by Internet or by completing the attached Reply Form. If you reply by mail, please allow adequate time for mailing your completed Reply Form.


Requests, proxies and instructions always refer to only one shareholder number. In accordance with the applicable legal provisions and the Company's Articles of Association, the number of shares in the Company's register at the time of the Extraordinary General Meeting determines your voting rights and the capital represented.
You may grant your proxy in writing, by Internet on the Company's homepage or by fax transmission to the fax number indicated below.
If proxy is granted to a financial institution or a shareholders' association, said proxy may be granted in any form accepted by them. In the case of joint ownership, applicable law requires that the proxy statement be signed by all authorized individuals (for example both spouses).


o Request by Internet

  - To request admission tickets


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  - To grant proxy and instruct the Company's Proxy Committee

    http://www.celanese.com/hv                                                              ...see Instructions for Online-AGM-
                                                                                            Service on the internet page


    Shareholder Number:


    Individual Access Number (IAN):                             - Rub here



o Request by Completing the Reply Form

  - To request admission tickets by mail or by fax at +49 (0) 1805 / 40 49 81

    - For personal attendance at the Extraordinary General Meeting                          ...see Reply Form 1a

    - For a person authorized to vote on your shares at the Extraordinary General Meeting   ...see Reply Form 1b


  - To authorize the Company's Proxy Committee to vote on your shares as instructed by you


    Please return your completed Reply Form in the attached postage-paid envelope
    or return your proxy and instructions by fax to +49 (0) 1805 / 40 49 81.                ...see Reply Form 2a


  - To authorize a financial institution / shareholders' association to vote on your shares

    (Please submit the Reply Form directly to your bank / shareholders' association)        ... see Reply Form 2b
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.................................................................................

Change of Address:

Your custodian bank has reported share register data to us as indicated in the address field. In case your address has changed, please let us know and return the address stub to us in the enclosed postage-paid envelope.



|                                              | |                             |
------------------------------------------------ -------------------------------
Last Name                                        First Name



|                                     | |                | |                   |
--------------------------------------- ------------------ ---------------------
Address                               Postal Code         City/Town

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                                                                 [Celanese logo]

Reply Form
Please fill in the reply form, separate at the performation and send it.


Celanese AG                                DE 000 575300 8

Date of the Extraordinary General Meeting: July 30, 2004    REG

Shareholder number:                                         No. of shares held:

1 ORDER for ADMISSION TICKETS

  Please mail your request for admission tickets in the enclosed postage-paid envelope or send it by fax to +49 (0) 1805 / 40 49 81 so that we receive it by July 27, 2004. Please indicate your vote with an >>X<< in the appropriate box.


  [ ] 1a Request for admission ticket for registered shareholder(s)
         I / We will personally attend the Extraordinary General Meeting. Please issue one ticket each in my name / our names.

  [ ] 1b Request for admission ticket for the following person
         I / We will not personally attend the Extraordinary General Meeting and authorize the person listed below to exercise my / our voting right:

         Authorized representative



        |                                        | |                           |
        ------------------------------------------ -----------------------------
        Last Name                                  First Name



        |                                 | |              | |                 |
        ----------------------------------- ---------------- -------------------
        Address                             Postal Code      City/Town

This proxy includes the authorization to further delegate power of attorney and may be transferred to and exercised by a third party.



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[arrow] |                           | |                                | |                                      |
        ----------------------------- ---------------------------------- ----------------------------------------
        Place/Date                    Signature (registered shareholder) Signature (joint registered shareholder)
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2 PROXY and INSTRUCTIONS

  The voting right must be exercised in accordance with applicable legal provisions and the Articles of Association as stipulated by the Proxy and Instructions given hereinafter. Please indicate your vote with an >>X<< in the appropriate box.

  [ ] 2a Authorization of the Company's Proxy Committee

         You hereby grant proxy to the Proxy Committee, Dr. Tino Preissler and Bernd-Gero Thiede. The Proxy Committee will vote on your behalf at the Extraordinary General Meeting as instructed by you, without disclosing your name, i.e. on behalf of whomsoever it concerns.

         Please send us your proxy and instructions by July 27, 2004 (we must receive them by then) in the enclosed postage-paid envelope or send it by fax to +49 (0) 1805 / 40 49 81. Please note that your proxies can exercise your vote only if you give instructions below.

  [ ] 2b Authorization of a financial Institution / shareholders' association

         You hereby grant proxy to the financial institution or shareholders' association named hereinafter to vote on your behalf at the Extraordinary General Meeting. Please inquire before transmitting your voting rights whether the financial institution / shareholders' association selected agrees to accept your proxy. If you wish, you may give your instructions for exercising your vote below.
         Please send this proxy statement to the financial institution / shareholders' association of your choice in a timely manner so that your request can be reported to the Company by July 27, 2004. The enclosed postage-paid envelope cannot be used for this purpose.


         |                     | |                                             |
         ----------------------- -----------------------------------------------
         Bank code               Name and address of financial institution /
                                 shareholders' association

This proxy includes further delegation of power of attorney and may be delegated to a third party for execution. Each member of the Proxy Committee is given individual proxy. This proxy statement must be completed in full and may not contain any other comments.

INSTRUCTIONS for Voting (regarding 2a or 2b)

  [ ] I / We agree with all items as recommended by the Management.


  [ ] I / We do not agree with all items as recommended by the Management, but provide instructions as indicated overleaf.

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[arrow] |                           | |                                | |                                      |
        ----------------------------- ---------------------------------- ----------------------------------------
        Place / Date                  Signature (registered shareholder) Signature (joint registered shareholder)
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        Please provide a daytime telephone number |         | |                |
        here in case we need to reach you.        ----------- ------------------
                                                  Area Code   Telephone Number


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[Celanese logo]
                                                              Reply Form


Date of the Extraordinary General Meeting:July 30, 2004       Max Mustermann
                                                              Mustergasse 123
No. of shares held:

Shareholder number:                                           12345 Musterhausen






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INSTRUCTIONS


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The proxies must consider your instructions invalid if additional           Please check the boxes
handwritten comments are added to these instructions. In this               using a black or blue pen.      [X]
event the proxies will not be able to exercise your vote as
instructed and hence will abstain from voting.                              -----------------------------------



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Agenda                                                                       YES          NO        ABSTENTION


1    Resolution concerning the Approval of a Domination and
     Profit and Loss Transfer Agreement with BCP Crystal
     Acquisition GmbH & Co. KG                                               [ ]          [ ]           [ ]
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2    Change of Fiscal Year, Alteration of the Articles of Association        [ ]          [ ]           [ ]
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3    Election of the Auditors for the Short Fiscal Year January 1, 2004 -
     September 30, 2004                                                      [ ]          [ ]           [ ]
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Counter-motions                                                              YES          NO        ABSTENTION

All counter-motions to be published will be accessible for you on the website http://www.celanese.com/hv_gegenantraege. You can support the counter-motions which are not specifically marked on the website with a designated capital letter by voting "NO" on the relevant agenda items. In case of a voting on counter-motions marked with a designated capital letter you may give your instructions as follows:


Counter-motion A                                                             [ ]          [ ]           [ ]
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Counter-motion B                                                             [ ]          [ ]           [ ]
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Counter-motion C                                                             [ ]          [ ]           [ ]
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Counter-motion D                                                             [ ]          [ ]           [ ]
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Counter-motion E                                                             [ ]          [ ]           [ ]
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